UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  November 15, 2010

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii  96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Standard & Poor’s (S&P) rating action

The following is an update to the discussion in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” under “Liquidity and capital resources,” which is incorporated herein by reference to pages 48-49 and 65-66 of HEI’s and HECO’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

On November 15, 2010, S&P issued a Research Update in which it lowered its long-term ratings for HEI and its electric utilities HECO, Hawaii Electric Light Company, Inc. (HELCO) and Maui Electric Company, Limited (MECO) to “BBB-” from “BBB”, and indicated the outlook for HECO and HEI as “stable.” In addition, S&P affirmed its “A-3” short-term ratings on HEI and HECO.  S&P also revised its financial profile of HEI and HECO to “aggressive” from “significant”.  The ratings and outlook on HEI’s other major subsidiary, American Savings Bank F.S.B. (ASB), (currently at BBB/stable/A-2) are not affected.

S&P indicated the rating downgrade reflects an “aggressive” financial profile combined with weak cash flow generation at HEI’s electric utilities, delays in implementing new utility rate recovery mechanisms, the growing risks of regulatory disallowances in future rate cases, and a protracted recession.  S&P’s stable outlook reflects its expectation that HEI’s consolidated performance will remain at or near current levels for at least the next two years.

The downgrades by S&P of its credit and debt ratings of HEI and HECO may make it more difficult and more expensive for HEI and HECO to issue debt and will increase fees and cost for draw-downs on their syndicated credit facilities.

Credit ratings reflect only the view of the applicable rating agency at the time the ratings are issued, from whom an explanation of the significance of such ratings may be obtained. Such ratings are solely statements by the rating agencies of their opinions and are not recommendations to buy, sell or hold any securities; such ratings may be subject to revision or withdrawal at any time by the rating agencies; and each rating should be evaluated independently of any other rating.

HEI and HECO intend to continue to use HEI’s website, www.hei.com, as a means of disclosing material and other important information and for complying with its disclosure obligations under SEC Regulation FD. Such disclosures will be included on HEI’s website under the headings “News & Events” and “Financial Information” in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, HECO’s and ASB’s press releases, SEC filings and public conference calls and webcasts. Investors should also refer to the Public Utilities Commission of the State of Hawaii (PUC) website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit 99                                             S&P Research Update dated November 15, 2010, “Hawaiian Electric Industries, Inc. and Utility Subsidiaries Downgraded to ‘BBB-’ on Regulatory Lag, Weak Economy”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Senior Financial Vice President, Treasurer, and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer
(Principal Financial Officer of HEI)	(Principal Financial Officer of HECO)
Date: November 16, 2010	Date: November 16, 2010